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                                                                    EXHIBIT 10.3


                         FUNDS WITHHELD TRUST AGREEMENT


                            DATED AS OF JULY 28, 2005


                                      AMONG


                       AMERICAN NETWORK INSURANCE COMPANY

                                   AS GRANTOR,


                    IMAGINE INTERNATIONAL REINSURANCE LIMITED

                                 AS BENEFICIARY


                                       AND

                              THE BANK OF NEW YORK

                                   AS TRUSTEE

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                         FUNDS WITHHELD TRUST AGREEMENT

FUNDS WITHHELD TRUST AGREEMENT, dated as of July 28, 2005 (this "Agreement"), among American Network Insurance Company, an insurance company organized under the laws of Pennsylvania (the "Grantor"), Imagine International Reinsurance Limited , an insurance company organized under the laws of Ireland (the "Beneficiary"), and The Bank of New York, a New York banking corporation (the "Trustee") (the Grantor, the Beneficiary and the Trustee are hereinafter each sometimes referred to individually as a "Party" and collectively as the "Parties").

                                   WITNESSETH:

        WHEREAS, the Beneficiary has entered into the reinsurance agreement listed in Exhibit A hereto (the "Reinsurance Agreement");

        WHEREAS, the parties desire that the Grantor transfer assets as described below to the Trustee for deposit to the Trust Account (as defined below) in order to secure all amounts withheld by the Grantor and owed to the Beneficiary in connection with the Reinsurance Agreement (collectively, the "Secured Obligations"); and

        WHEREAS, the Trustee has agreed to act as Trustee hereunder, and to hold such assets in trust in the Trust Account for the sole use and benefit of the Beneficiary; and

        WHEREAS, this Agreement is made for the sole use and benefit of the Beneficiary, to grant the Beneficiary the security interest granted herein and for the purpose of setting forth the duties and powers of the Trustee with respect to the Trust Account;

        NOW, THEREFORE, for and in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereby agree as follows:

lA.     DEPOSIT OF ASSETS TO THE TRUST ACCOUNT.

(a) The Trustee has established and will maintain (subject to the terms hereof) segregated trust account number 100234 (the "Trust Account") in its name as Trustee in accordance with the provisions of this Agreement.

(b) Within three (3) business days of the date hereof, the Grantor shall transfer to the Trustee, for deposit to the Trust Account, the assets listed in Exhibit B hereto. The Grantor may transfer to the Trustee, for deposit to the Trust Account, such other assets as it may from time to time desire (all such assets are herein referred to individually as an "Asset" and collectively as the "Assets"). The Assets shall consist only of cash (United States legal tender) and Eligible Securities (as hereinafter defined).

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(c)     The Grantor hereby covenants, represents and warrants that (i) any
        Assets transferred by the Grantor to the Trustee for deposit to the Trust Account will be in such form that the Beneficiary whenever necessary may, and the Trustee upon direction by the Beneficiary will, negotiate any such Assets without consent or signature from the Grantor or any person in accordance with the terms of this Agreement, (ii) it is and will be the sole legal and beneficial owner of each Asset at the time such Asset is transferred to the Trust Account and each Asset shall be free and clear of any lien, encumbrance, mortgage, pledge or other interest except for the lien created hereunder, (iii) no effective financing statement or other instrument of similar effect covering any one or more Assets is on file in any recording office, (iv) upon execution of this Agreement by the Parties, the Beneficiary shall have a duly perfected first priority security interest in the Account and the Assets credited thereto or held therein, (v) this Agreement has been duly executed and delivered by the Grantor and constitutes Grantor's legal, valid and binding obligation, enforceable against Grantor in accordance with its terms (except to the extent such enforcement may be limited by applicable bankruptcy or similar laws of general application relating to or affecting the rights of creditors and by general equitable principles), and (vi) all Assets transferred by the Grantor to the Trustee for deposit to the Trust Account consist only of cash and Eligible Securities.

(d) The Trustee shall have no responsibility to determine whether the Assets in the Trust Account are sufficient to secure the Grantor's liability to the Beneficiary for the Secured Obligations.

(e) Each of the Parties agrees that (a) with respect to the Trust Account, the Trustee is a "securities intermediary" (as such term is defined in the Uniform Commercial Code as in effect in the State of New York, the "UCC"), (b) each Asset held in or credited to the Trust Account shall be treated as a "financial asset" as defined in the UCC, (c) the Trust Account is, and will be maintained during the term hereof as, a "securities account" as defined in the UCC, and (d) the jurisdiction of The Bank of New York as securities intermediary hereunder (and within the meaning of Section 8-110 of the UCC) is the State of New York.

1B.     GRANT OF SECURITY INTEREST.

To secure the prompt and complete payment, observance and performance of the Secured Obligations, the Grantor hereby grants, assigns, transfers and pledges to the Beneficiary a security interest in all of Grantor's right, title and interest in and to the Trust Account, each Asset or other property held therein or credited thereto, all securities entitlements related thereto and all proceeds thereof (in each instance, whether now or hereafter existing).

2.      WITHDRAWAL OF ASSETS FROM THE TRUST ACCOUNT.

(a) The Trustee as securities intermediary shall comply with any directions or other entitlement orders (as defined in the UCC) by the Secured Party in respect of the Trust Account without the further consent of the Grantor or any other person or entity.

(b) Without notice to or the consent of the Grantor, the Beneficiary shall have the right, at any time and from time to time, to direct the Trustee by written notice thereto (the "Withdrawal

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        Notice") to transfer from the Trust Account to The Bank of New York trust account number 179999 of which the Grantor is the beneficiary (the "Reinsurer Trust Account"), such Assets as are specified in such Withdrawal Notice. The Beneficiary need present no statement or document in addition to a Withdrawal Notice in order to withdraw any Assets. The Withdrawal Notice shall be in the form of Exhibit C hereto.

(c) Upon receipt of a Withdrawal Notice, the Trustee shall immediately take any and all steps necessary to transfer the Assets specified in such Withdrawal Notice, including absolutely and unequivocally all rights, title and interest therein, and shall deliver such Assets to the Reinsurer Trust Account. Promptly, but in no event more than three (3) business days, following receipt of a Withdrawal Notice, the Trustee shall provide a copy thereof to the Grantor.

(d) The Trustee shall allow no substitution or withdrawal of any Asset from the Trust Account except as provided in this Section 2 and Section 4.

(e) The Grantor may request in writing to the Beneficiary (the "Investment Manager Payment Request"), with a copy to the Trustee, that the Beneficiary allow the Grantor to direct the Trustee to pay from the Trust Account fees due to the investment manager that manages the investments of the Assets. By countersigning a copy of such Investment Manager Payment Request and providing a copy thereof to the Trustee, the Beneficiary, promptly (but in any event within three (3) business days) following receipt of such Investment Manager Payment Request, shall instruct the Trustee to, and the Trustee shall, immediately comply with the instructions in such Investment Manager Payment Request. The Beneficiary need present no statement or document in addition to an Investment Manager Payment Request in order to effect the Investment Manager Payment Request. The Investment Manager Payment Request shall be in the form of Exhibit E hereto.

3.      APPLICATION OF ASSETS.

(a) The Beneficiary hereby covenants to the Grantor that it shall use and apply any withdrawn Assets, without diminution because of the insolvency of the Beneficiary or the Grantor, for the following purposes only:

        (i)     to pay or reimburse the Beneficiary for the Secured Obligations;

        (ii) where the Beneficiary has received a Termination Notice (as hereinafter defined) pursuant to Section 10 of this Agreement and where any of the Secured Obligations remain unliquidated and undischarged ten days prior to the Termination Date (as hereinafter defined), to withdraw amounts equal to the Secured Obligations and deposit such amounts in a separate account subject to a new trust agreement compliant with 31 PA Code ss. 163, apart from its other assets, in the name of the Beneficiary, in any bank or trust company organized in the United States, in trust for the uses and purposes specified in subparagraph (i) of this Section 3(a).

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(b)     The Trustee shall have no responsibility whatsoever to determine that any Assets withdrawn from the Trust Account pursuant to Section 2 of this Agreement will be used and applied in the manner contemplated by
        Section 3(a).

4.      REDEMPTION, INVESTMENT AND SUBSTITUTION OF ASSETS.

(a) Upon call or maturity of an Asset, the Trustee may withdraw such Asset without the consent of the Beneficiary, if the Trustee provides notice to the Beneficiary, liquidates or redeems the Asset, and the proceeds are paid into the Trust Account no later than five (5) days after the liquidation or redemption of such Asset.

(b) From time to time, at the written order and direction of the Grantor or its designated investment advisor, the Trustee shall invest Assets in the Trust Account in Eligible Securities. The Trustee shall not be required to take any action with respect to the investment or reinvestment of Assets other than those actions set forth in this
        Section 4(b) or as otherwise directed by the Grantor or its designated investment advisor.

(c) From time to time, subject to the prior written approval of the Beneficiary, the Grantor may direct the Trustee to substitute Assets of comparable value for other Assets then held in the Trust Account. The Trustee shall have no responsibility whatsoever to determine the value of such substituted securities or that such substituted securities constitute Eligible Securities.

(d) All investments and substitutions of securities referred to in Sections 4(b) and 4(c) above shall be in compliance with the relevant provisions of 31 PA Code ss. 163.6(a), (b), and (c). Any instruction or order concerning such investments or substitutions of securities shall be referred to herein as an "Investment Order". The Trustee shall execute Investment Orders and settle securities transactions by itself or by means of an agent or broker. The Trustee shall not be responsible for
        (i) ensuring compliance with 31 PA Code ss. 163.6(a), (b), and (c) or
        (ii) any act or omission, or for the solvency, of any such agent or broker.

(e) When the Trustee is directed to deliver Assets against payment, delivery will be made in accordance with generally accepted market practice.

(f)     Any loss incurred from any investment pursuant to the terms of this
        Section 4 shall be borne exclusively by the Trust Account. The Trustee shall not be liable for any loss due to changes in market rates or penalties for early redemption.

5.      THE INCOME ACCOUNT.

All payments of interest, dividends and other income in respect of Assets in the Trust Account shall be posted and credited by the Trustee, subject to the deduction of the Trustee's compensation and expenses as provided in Section 8, in the separate income column of the custody ledger (the "Income Account") within the Trust Account established and maintained by the Grantor at an office of the Trustee in New York City. Any interest, dividend or other income automatically posted and credited on the payment date to the Income Account, which is

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not subsequently received by the Trustee, shall be reimbursed by the Grantor to the Trustee and the Trustee may debit the Income Account for this purpose.

6.      RIGHT TO VOTE ASSETS.

The Trustee shall forward all annual and interim stockholder reports and all proxies and proxy materials relating to the Assets in the Trust Account to the Grantor. Subject only to the Beneficiary's security interest therein, the Grantor shall have the full and unqualified right to vote any Assets in the Trust Account.

7.      ADDITIONAL RIGHTS, DUTIES AND REPRESENTATIONS OF THE TRUSTEE.

(a) Subject to Section 2(c) hereof, the Trustee shall notify the Grantor and the Beneficiary in writing within five days following each deposit to, or withdrawal from, the Trust Account.

(b) Before accepting any Asset for deposit to the Trust Account, the Trustee shall determine that such Asset is in such form that the Beneficiary whenever necessary, or the Trustee upon direction by the Beneficiary, may negotiate such Asset without consent or signature from the Grantor or any person or entity in accordance with the terms of this Agreement.

(c) The Trustee shall have no responsibility whatsoever to determine that any Assets in the Trust Account are or continue to be Eligible Securities.

(d) The Trustee shall receive and hold all Assets in a safe place at an office of the Trustee in the State of New York. The Trustee may from time to time deposit any Assets in the Trust Account, for the sole purpose of the Trust Account and in the name of the Trustee, in a book-entry account maintained at the Federal Reserve Bank or in the Depository Trust Company, which is organized as a limited purpose trust company under the banking law of New York State and a member of the Federal Reserve System.

        Assets may be held in the name of Hare & Co., for which the Trustee agrees to remain responsible for such Assets as though the Assets were actually held at the Trustee's office in the State of New York. All Assets held in book-entry accounts, depositories, or in the name of Hare & Co. must be in a form so that the Beneficiary, or the Trustee upon direction of the Beneficiary, may negotiate the assets without consent or signature from the Grantor or any other person.

(e) The Trustee shall accept and open all mail directed to the Grantor or the Beneficiary in care of the Trustee, and shall forward such mail on to the appropriate Party.

(f) The Trustee shall provide to the Grantor and the Beneficiary statements of Assets in the Trust Account and statements of account (such statements to be in such form and content as Trustee customarily maintains for trust accounts similar to the Trust Account) showing all transactions in the Trust Account, the face amount of all Assets and the market value of all Assets (i) upon its inception, (ii) thereafter within fifteen (15) days of the end of each calendar month and (iii)

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        thereafter within five (5) days of a request by the Grantor or the
        Beneficiary. Upon request, the Trustee shall also furnish to authorized representatives of the Grantor and the Beneficiary, access to the Trustee's then-existing on-line electronic account reporting system, which system allows users to view and print the status of and activities in the Trust Account.

(g) The Trustee shall keep records of the administration of the Trust Account. Upon the request of the Grantor or the Beneficiary, the Trustee shall promptly permit the Grantor or the Beneficiary, their respective agents, employees or independent auditors to examine, audit, excerpt, transcribe and copy, during the Trustee's normal business hours, any books, documents, papers and records relating to the Trust Account or the Assets.

(h) To the extent provided herein, the Trustee is authorized to follow and rely upon all instructions given by officers named in incumbency certificates furnished to the Trustee from time to time by the Grantor and the Beneficiary, respectively, and by attorneys-in-fact acting under written authority furnished to the Trustee by the Grantor or the Beneficiary, including, without limitation, instructions given by letter, facsimile transmission, telegram, teletype, cablegram or electronic media, if the Trustee believes such instructions to be genuine and to have been signed, sent or presented by the proper party or parties. The Trustee shall not incur any liability to anyone resulting from actions taken by the Trustee in reliance on such instructions, absent Trustee's negligence, willful misconduct or lack of good faith.

(i) The duties and obligations of the Trustee shall only be such as are specifically set forth in this Agreement, as it may from time to time be amended, and no implied duties or obligations shall be read into this Agreement against the Trustee. The Trustee shall not be liable except for its own negligence, willful misconduct or lack of good faith.

(j) No provision of this Agreement shall require the Trustee to take any action which, in the Trustee's reasonable judgment, would result in any violation of this Agreement or any provision of law.

(k) Anything in this Agreement to the contrary notwithstanding, in no event shall the Trustee be liable under or in connection with this Agreement for indirect, special, incidental, punitive or consequential losses or damages of any kind whatsoever, including but not limited to lost profits, whether or not foreseeable, even if the Trustee has been advised of the possibility thereof and regardless of the form of action in which such damages are sought.

(l) The Trustee represents that it has not allowed, and hereby agrees that it will not allow, any person other than the Beneficiary to have "control" (as defined in Section 9-106 of the UCC) of the Trust Account and further represents that it has not entered into, and hereby agrees that it will not enter into, any control agreement or any other agreement relating to the Trust Account with any other third party.

(m) The Trustee shall not change the name or the account number of the Trust Account without the prior written consent of the Beneficiary.

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(n)     In the event that the Trustee has or subsequently obtains by agreement, operation of law or otherwise a security interest in the Trust Account or any security entitlement in respect of financial assets carried therein, the Trustee hereby agrees that such security interest shall be subordinate to the security interest of the Beneficiary under this Agreement, and agrees that the financial assets standing to the credit of the Trust Account will not be subject to deduction, set off, banker's lien or any other right in favor of any person other than the Beneficiary (except for the face amount of any items which have been credited to the Trust Account but are subsequently returned unpaid because of uncollected or insufficient funds).

(o) The Trustee hereby represents and warrants that this Agreement has been duly executed and delivered by it and constitutes the Trustee's legal, valid and binding obligation, enforceable against the Trustee in accordance with its terms (except to the extent such enforcement may be limited by applicable bankruptcy or similar laws of general application relating to or affecting the rights of creditors and by general equitable principles).

(p) The Trustee shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including without limitation, acts of God; earthquakes; fires; floods; wars; civil or military disturbances; sabotage; epidemics; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications service; accidents; labor disputes; acts of civil or military authority or governmental actions; it being understood that any such party shall use its best efforts to resume performance as soon as practicable under the circumstances. The Trustee may consult with counsel of its own choice and at its own expense and shall have full and complete authorization and protection for any action taken, omitted or suffered by it hereunder in good faith in accordance with the written advice of such counsel and in the absence of negligence, willful misconduct or lack of good faith.

(q) All payments to be made by the Trustee under this Agreement shall be made only from the Trust Account and only to the extent that the Trustee shall have received sufficient funds from the Trust Account to make such payments in accordance with the terms hereof. The Trustee will not be required to advance, expend risk or disburse its own funds in the administration of the Trust Account.

(r) Upon execution of this Agreement, the Grantor and the Beneficiary shall each provide Trustee with a fully executed W-8 or W-9 Internal Revenue Service form, which shall include its Tax Identification Number as assigned by the United States Internal Revenue Service if applicable.

8.      THE TRUSTEE'S COMPENSATION, EXPENSES, ETC.

(a) The Grantor shall pay the Trustee, as compensation for its services under this Agreement, a fee computed at rates determined by the Trustee from time to time and communicated in writing to the Grantor. The Grantor shall pay or reimburse the Trustee for all of the Trustee's expenses and disbursements in connection with its duties under this Agreement (including attorney's fees and expenses), except any such expense or disbursement as may arise from the Trustee's

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        negligence, willful misconduct, or lack of good faith. The Trustee shall be entitled to deduct its compensation and expenses from payments of dividends, interest and other income in respect of the Assets held in the Trust Account prior to the deposit thereof to the Income Account as provided in Section 5 of this Agreement. The Grantor and the Beneficiary jointly and severally hereby indemnify the Trustee for, and hold it harmless against, any loss, liability, costs or expenses (including attorney's fees and expenses) incurred or made without negligence, willful misconduct or lack of good faith on the part of the Trustee, arising out of or in connection with the performance of its obligations in accordance with the provisions of this Agreement, including any loss, liability, costs or expenses arising out of or in connection with the status of the Trustee and its nominee as the holder of record of the Assets. The Grantor and Beneficiary hereby acknowledge that the foregoing indemnities shall survive the resignation or discharge of the Trustee or the termination of this Agreement and hereby grant the Trustee a lien, right of set-off and security interest in the funds in the Income Account for the payment of any claim for compensation, reimbursement or indemnity hereunder.

(b) No Assets shall be withdrawn from the Trust Account or used in any manner for paying compensation to, or reimbursement or indemnification of, the Trustee.

9.      RESIGNATION OR REMOVAL OF THE TRUSTEE.

(a) The Trustee may resign at any time by giving 90 days' written notice thereof to the Beneficiary and to the Grantor. The Trustee may be removed by the Grantor's delivery of 90 days' written notice of removal to the Trustee and the Beneficiary. Such resignation or removal shall become effective no later than 90 days after notice is given and the acceptance of appointment by a successor trustee and the transfer to such successor trustee of all Assets in the Trust Account in accordance with Section 9(b).

(b) Upon receipt by the proper Parties of the Trustee's notice of resignation or the Grantor's notice of removal, the Grantor and the Beneficiary shall appoint and approve a successor trustee. Any successor trustee shall be a "qualified United States financial institution" as defined in 40 P.S. ss. 442.1(g) and shall not be a Parent, a Subsidiary or an Affiliate of the Grantor or the Beneficiary. The successor trustee must be organized, or in the case of a foreign banking organization licensed, under the laws of the United States or any state thereof and must have been granted authority to operate with fiduciary powers.

(c) Upon the acceptance of the appointment as Trustee hereunder by a successor trustee, the execution of a security trust, and the transfer to such successor trustee of the possession and title to all Assets in the Trust Account, the resignation or removal of the Trustee shall become effective. Thereupon, such successor trustee shall succeed to and become vested with all the rights, powers, privileges and duties of the resigning or removed Trustee, and the resigning or removed Trustee shall be discharged from any future duties and obligations under this Agreement, but the resigning or removed Trustee shall continue after such resignation or removal to be entitled to the benefits of the indemnities provided herein for the Trustee.

10.     TERMINATION OF THE TRUST ACCOUNT.

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(a)     The Trust Account and this Agreement, except for the indemnities provided herein, may be terminated only after (i) the Grantor or the Beneficiary has given the Trustee written notice of its intention to terminate the Trust Account (the "Notice of Intention"), and (ii) the Trustee has given the Grantor and the Beneficiary the written notice specified in Section 10(b). The Notice of Intention shall specify the date on which the notifying Party intends the Trust Account to terminate (the "Proposed Date").

(b) Within five business days following receipt by the Trustee of the Notice of Intention, the Trustee shall give written notification (the "Termination Notice") to the Beneficiary and the Grantor of the date (the "Termination Date") on which the Trust Account and this Agreement shall terminate. The Termination Date shall be (a) the Proposed Date if the Proposed Date is at least 30 days but no more than 45 days subsequent to the date the Termination Notice is given; (b) 30 days subsequent to the date the Termination Notice is given, if the Proposed Date is fewer than 30 days subsequent to the date the Termination Notice is given; or (c) 45 days subsequent to the date the Termination Notice is given, if the Proposed Date is more than 45 days subsequent to the date the Termination Notice is given. The Termination Notice shall be in the form of Exhibit D hereto.

(c) On the Termination Date, upon receipt of written approval of the Beneficiary, the Trustee shall transfer to the Grantor any Assets remaining in the Trust Account, at which time all liability of the Trustee with respect to such Assets shall cease.

11.     DEFINITIONS.

Except as the context shall otherwise require, the following terms shall have the following meanings for all purposes of this Agreement (the definitions to be applicable to both the singular and the plural forms of each term defined if both forms of such term are used in this Agreement):

The term "Affiliate" with respect to any corporation shall mean a corporation which directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such corporation.

The term "Beneficiary" shall have the meaning set forth in the preamble of this Agreement and shall include any successor of the Beneficiary by operation of law including, without limitation, any liquidator, rehabilitator, receiver or conservator.

The term "control" (including the related terms "controlled by" and "under common control with"), except as used in Section 7 hereof, shall mean the ownership, directly or indirectly, of more than 10% of the voting stock of a corporation.

The term "Eligible Securities" means and shall include certificates of deposit issued by a United States bank and payable in United States legal tender, including those issued by the Trustee, and securities, including securities issued by the Trustee, representing investments with a rating of 1 or 2 under the National Association of Insurance Commissioners SVO rating system, that qualify as admitted assets in Pennsylvania; provided that no such securities shall have been issued by a Parent, a Subsidiary or an Affiliate of either the Grantor or the Beneficiary.

The term "person" shall mean and include an individual, a corporation, a partnership, an association, a trust, an unincorporated organization or a government or political subdivision thereof.

The term "Parent" shall mean an institution that, directly or indirectly, controls another institution.

The term "Subsidiary" shall mean an institution controlled, directly or indirectly, by another institution.

12.     GOVERNING LAW AND WAIVER OF JURY TRIAL.

(a) This Agreement and any amendments hereto shall be administered, governed by and construed in accordance with the internal substantive laws of the State of New York.

(b) Each of the Beneficiary, the Grantor and the Trustee hereby irrevocably waives all right to a trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement.

13.     SUCCESSORS AND ASSIGNS.

No Party may assign this Agreement or any of its rights or obligations hereunder, whether by merger, consolidation, sale of all or substantially all of its assets, liquidation, rehabilitation, dissolution or otherwise, except as expressly permitted by Section 9.

14.     SEVERABILITY.

In the event that any provision of this Agreement shall be declared invalid or unenforceable by any regulatory body or court having jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remaining portions of this Agreement.

15.     ENTIRE AGREEMENT.

This Agreement, along with the Reinsurance Agreement, constitutes the entire agreement among the Parties, and there are no understandings or agreements, conditions or qualifications relative to this Agreement that are not fully expressed in this Agreement.

16.     AMENDMENTS.

This Agreement and any exhibits hereto may be modified or otherwise amended, and the observance of any term of this Agreement may be waived, if such modification, amendment or waiver is in writing and signed by the Parties.

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17.     NOTICES, ETC.

Unless otherwise provided in this Agreement, all notices, directions, requests, demands, acknowledgments and other communications required or permitted to be given or made under the terms hereof shall be in writing and shall be deemed to have been duly given or made (a)(i) when delivered personally, (ii) when made or given by prepaid telex, telegraph, telecopier, facsimile or electronic media, or
(iii) in the case of mail delivery, upon the expiration of three days after any such notice, direction, request, demand, acknowledgment or other communication shall have been deposited in the United States mail for transmission by first class mail, postage prepaid, or upon receipt thereof, whichever shall first occur and (b) when addressed as follows:

        If to the Grantor:

            American Network Insurance Company
            3440 Lehigh Street
            Allentown, PA   18103
            Attention:  Mark Cloutier, Senior VP and CFO
            Facsimile:  (610) 965-0668
            Telephone:  (610) 965-2222

        If to the Beneficiary:

            Imagine International Reinsurance Limited
            43 St. Stephen's Green
            Dublin 2, Ireland
            Attention: Director
            Facsimile: 011-353-1-669-1848
            Telephone: 011-353-1-669-1850

        If to the Trustee:

            The Bank of New York
            101 Barclay Street, 8w
            New York, NY 10286
            Attention: Insurance Trust
            Facsimile: (212) 815 - 5877
            Phone: (212) 815 - 3233

Each Party may from time to time designate a different address for notices, directions, requests, demands, acknowledgments and other communications by giving written notice of such change to the other Parties. All notices, directions, requests, demands, acknowledgments and other communications relating to the Beneficiary's approval of the Grantor's authorization to substitute Assets and to the termination of the Trust Account shall be in writing and may be made or given by prepaid telex, telegraph, telecopier, facsimile or electronic media.

18. HEADINGS. The headings of the Sections and the Table of Contents have been inserted for convenience of reference only and shall not be deemed to constitute a part of this Agreement.

19. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original, but such counterparts together shall constitute but one and the same Agreement.

            [The remainder of this page is intentionally left blank.
                          The signature page follows.]

        IN WITNESS WHEREOF, the Parties have caused this Funds Withheld Trust Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                                  AMERICAN NETWORK INSURANCE COMPANY,
                                           as Grantor


                                  By: /s/ Cameron B. Waite
                                      --------------------
                                          Name: Cameron B. Waite
                                          Title: Executive Vice President


                                  IMAGINE INTERNATIONAL REINSURANCE LIMITED, as Beneficiary


                                  By: /s/ J. Doyle
                                      ------------
                                          Name: J. Doyle
                                          Title: Chief Risk Officer


                                  By: /s/ Antoinette Glennon
                                      ----------------------
                                          Name: Antoinette Glennon
                                          Title: Finance


                                  THE BANK OF NEW YORK, as Trustee


                                  By: /s/ Robert W. Rich
                                      ------------------
                                          Name: Robert W. Rich
                                          Title: Vice President